UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2012

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9300 Shelbyville Road, Suite 1020

Louisville, Kentucky 40222

(Address of Principal Executive Offices)

502- 657-3500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2011, Jerry Bowman, the President and Chief Operating Officer of Beacon Enterprise Solutions Group, Inc. (the “Company”), voluntarily resigned from the Company.

Item 7.01 Regulation FD

On April 11, 2012 the Company issued press releases reporting management changes and and the outlook for the second and third quarter of fiscal 2012. A copies of the press releases are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Not applicable

Exhibits

99.1	Press releases dated April 11, 2012 discussing management changes and the resignation of Jerry L. Bowman.

99.2	Press release dated April 11, 2012 discussing personnel changes and outlook for Q2 and Q3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

Date: April 12, 2012	By:	/s/ S. Scott Fitzpatrick
S. Scott Fitzpatrick, Principal Financial Officer